ANNUAL REPORT
YEAR ENDING MARCH 31, 2001


KENSINGTON
STRATEGIC
REALTY
FUND


A MANAGED PORTFOLIO OF
REAL ESTATE SECURITIES

KENSINGTON STRATEGIC REALTY FUND

GROWTH OF A $10,000 INVESTMENT
KENSINGTON STRATEGIC REALTY FUND VS NAREIT (benchmark)

                                     [CHART]

                             KENSINGTON            NAREIT COMPOSITE INDEX
                            ------------          ------------------------

9/30/99                         9,542                       9,821
12/31/99                       11,509                       9,648
3/31/00                        11,719                       9,865
6/30/00                        13,677                      10,905
9/30/00                        14,954                      11,728
12/31/00                       14,623                      12,144
3/31/01                        15,813                      12,273

This chart represents a historical investment of $10,000 in the Kensington Strategic Realty Fund (Class A shares with load)/1/ from September 15, 1999 to March 31, 2001 and represents the reinvestment of dividends and capital gains in the fund.

AVERAGE ANNUAL TOTAL RETURN*                  INCEPTION TO DATE/2/      1 YEAR
-------------------------------------------------------------------------------
Kensington Strategic Realty Fund Class A/3/        34.59%*              27.17%*
Kensington Strategic Realty Fund Class B/4/        36.73%*              28.94%*
Kensington Strategic Realty Fund Class C/5/        38.89%*              32.96%*
NAREIT Composite Index/6/                          14.20%               24.43%

/1/ The total year-end return on a $10,000 investment excluding payment of the maximum sales charge of 5.75% would be $16,781. Results shown do not take into account income or capital gain taxes. The sales charge is lower for investments of $50,000 or more.

/2/  Commencement date = 9/15/99.

/3/ The total return without payment of the maximum sales charge of 5.75% is 39.88% Inception to Date and 34.94% for the one year return.

/4/ The total return without payment of the contingent deferred sales charge of 5.00% is 38.91% Inception to Date and 33.94% for the one year return.

/5/ The total return without payment of the contingent deferred sales charge of 1.00% is 38.89% Inception to Date and 33.96% for the one year return.

/6/ The NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust stocks.

* Includes applicable sales charge.

Past performance is not predictive of future performance. Investment return and net asset value will fluctuate so that investors shares, when redeemed may be worth more or less than original cost.

KENSINGTON STRATEGIC REALTY FUND

A NOTE FROM THE PRESIDENT


Dear Shareholder,

Thank you for your investment in the Kensington Strategic Realty Fund.

As Advisor to the Fund, Kensington Investment Group has a single goal-providing premier investment management services to real estate securities investors. Dedication to research, disciplined execution of investment strategies and excellent communication with clients are the focus of our organization.

We believe we are in the midst of a fundamental change in how commercial real estate is financed and owned. Underlying this transformation is a shift in ownership from the old private real estate empires to publicly traded securities. This transition is akin to that which has occurred in other capital intensive industries, such as steel, auto and banking, earlier this century. Capital intensive industries like real estate, which are privately held, gravitate towards public ownership because the public securities markets provide the lowest cost capital. We believe when investors look back in ten to fifteen years, this will be seen as a watershed period for the real estate industry, ushering in a period of significant growth, consolidation and public ownership of these businesses.

We believe that to successfully capitalize on this opportunity, three factors will be essential:
     . Acting in anticipation of the changes taking place in the commercial real estate markets.
     . Focusing on niche markets and using specialized strategies to our advantage.
     . Coordinating a team of professionals with superior skills and experience in the research, trading and management of real estate securities portfolios.

The following report reviews our investment results and portfolios for the year ending March 31, 2001, but is no substitute for a detailed discussion. We invite your inquiries regarding any questions, comments or additional information you may require.

Sincerely,

/s/ John Kramer

JOHN KRAMER
President, Kensington Investment Group

KENSINGTON STRATEGIC REALTY FUND

MANAGEMENT'S DISCUSSION & ANALYSIS

PORTFOLIO REVIEW

The Kensington Strategic Realty Fund completed the fiscal year ending March 31, 2001 with excellent results, generating a total return of 34.94%, versus the 24.43% return of the National Association of Real Estate Investment Trusts (NAREIT) Composite Index. For the six months ended March 31, 2001 the Kensington Strategic Realty Fund produced a total return of 5.75% versus the 4.65% increase in the NAREIT Composite Index. The Kensington Strategic Realty Fund ranked #1 out of 145 funds within Lipper's realty fund category for the period ending March 31, 2001./1/

The Kensington Strategic Realty Fund declared a quarterly dividend at a yield of 6.5% (based on the March 31, 2001 NAV). This compares favorable with the average Real Estate Investment Trust (REIT) mutual fund yield of 4.5% and utility stocks at 2.8%.

                                     [CHART]

                               YIELD COMPARISON/2/

Kensington Strategic Realty Fund                    6.5%
Average Real Estate Mutual Fund                     4.5%
Utility Stocks                                      2.8%

The Fund is well diversified geographically and by property type. Our largest concentration is in the office sector followed by retail properties.

/1/ A share class ranking. The Fund was not ranked for the 5 and 10 year periods. The Lipper ranking is based on total return and does not reflect a sales charge.

/2/ SOURCE: Utility Stock Index: Intraday as of the close April 2, 2001. Average Real Estate Mutual Fund: Realty Stock Review, March 29, 2001. Kensington Strategic Realty Fund dividend rate is annualized rate on "A" shares based on the 3/31/01 NAV.

                             PORTFOLIO COMPOSITION/3/

                                     [CHART]

Diversified 8%
Mortgage 14%
Hotel 9%
Other 4%
Retail 17%
Industrial 12%
Office 25%
Apartments 11%

INVESTMENT STRATEGY REVIEW

The positive longer-term trends which have driven the Fund's performance remain in place:
     . Construction remains at reasonable levels, the result of increasingly disciplined capital markets.
     .    REIT earnings growth expectations remain positive.
     .    Dividends are extremely well covered by operating cash flow.

While we like the long-term fundamentals for our sector very much, the potential for a slowdown in the U.S. economy in 2001 caused us to take a more cautious stance towards the end of 2000. We implemented this decision by avoiding REITs with meaningful exposure to "technology driven" markets, such as northern California. We also avoided REITs whose expected earnings were dependent upon significant new construction projects. We increased the portfolio's focus on defensive property types which tend to do well during times of soft economic conditions, such as class "B" apartments and neighborhood shopping centers. We also increased the Fund's investments in higher yielding REITs and REIT preferred stocks, both of which can perform well when interest rates decline. Finally, we continued to hold our investments in "event-driven" REITs that are undergoing mergers or liquidations. Several of these transactions have moved forward after some unexpected delays, creating positive returns on those holdings.

/3/Portfolio holdings as of 3/31/01. Portfolio holdings subject to change.

KENSINGTON STRATEGIC REALTY FUND

Our caution has been rewarded in two ways. First, the Fund produced an 8.14% gain for the 1st quarter of 2001. Second, we are beginning to see some new opportunities hit our screens. Despite the relatively flat performance of REITs as a group, certain sectors of the REIT market have had meaningful price declines this year--particularly those sectors we avoided. We are currently looking for opportunities to move back into some of the sectors that we had earlier been avoiding. This strategy will be implemented selectively as individual companies reach what we feel is a compelling valuation point. We feel the real estate industry is in good shape, REIT valuations are attractive and the slowdown in the economy will likely be moderate.

A good example of the kind of opportunity presenting itself is Equity Office Properties (EOP). EOP is the nation's largest office company and recently announced the acquisition of Spieker Properties, a large west coast based office REIT. EOP's stock has traded down on this news as investors' concerns over Spieker's California exposure have come to the forefront. We think it is a compelling buy at current price levels as EOP trades at a significant discount to our estimate of the company's underlying property value and at less than eight times next year's earnings; its lowest multiple since becoming a public company in 1997. EOP is one of the premier office REITs and a core holding in any equity REIT portfolio. We are excited about the opportunity to build our position at current price levels.

INVESTMENT OUTLOOK

"Never before has the real estate industry appeared to be more prepared to battle the economic challenges that may lie ahead."

             PricewaterhouseCoopers
             Korpacz Real Estate Investor Survey
             First Quarter 2001

The above quote gives an interesting insight into thinking among real estate professionals. News headlines about the slowdown in the U.S. economy are everywhere, yet real estate professionals believe the industry is well positioned for a downturn. However, any downturn poses challenges. The important question is: What does this mean to you as an investor in real estate securities?

We have summarized our thoughts on the impact of any economic slowdown in three areas:

     .    Real Estate Fundamentals
     .    REIT Valuations and Earnings Growth
     .    Real Estate Securities Investment Strategy

REAL ESTATE FUNDAMENTALS

In an industry whose business cycle has historically been driven by excesses and shortages on the supply side, it is notable that today's concerns arise from the potential for weakness on the demand side.

Supply Considerations: Most commercial property types are currently over 90% occupied, which is quite good by historical standards. More importantly, disciplined capital markets have kept a lid on construction activity. Generally speaking, construction "in the pipeline" will add about 3% to 4% to the supply of existing space over the next 12 months.

KENSINGTON STRATEGIC REALTY FUND

Even if all these projects underway were completed and not rented, occupancy would remain in the high 80% range, still healthy by historical standards.

Demand Considerations: The impact of an economic slowdown on demand will be different depending on the property type. For example, apartment buildings tend to have relatively stable demand in slowing economies, particularly in the non-luxury or "B" segment of the apartment market. The lack of people moving into new homes in slow times can actually bolster demand for apartments. On the other hand, office properties are expected to see more meaningful slowdowns in demand for space, particularly in the cities where internet businesses flourished then vanished.

Rental Revenue Considerations: There is one powerful mitigating factor, however, to any slowdown in demand - the difference between "in-place" rents and "asking" rents is quite large in many key markets. Depending on the length of the leases, it can take several years to "roll over" your tenant base to current market rents. This is most frequently found in office properties. After the last several years of increases in office rents, many office tenants are paying "in-place" rents well below current market "asking" rents. Even if current "asking" rents declined from today's levels, many office tenants will still face rent increases when their leases come up for renewal. Therefore, even if occupancies fall and current "asking" rents decline, overall revenues generated by office properties can continue to increase through an economic slowdown.

Valuation Considerations: Despite the recent and projected growth in cash flows, property prices have been flat to down over the last six to nine months. This has pushed cash on cash returns to property buyers to 10% and higher depending on the property type, which has been an excellent buying opportunity, historically.

REIT VALUATIONS AND EARNINGS GROWTH

It is important to understand the relationship between commercial properties and REITs. Over the long term, REITs tend to track the performance of their underlying properties. In the short term, REITs can act as leading indicators. Current REIT trading prices react in advance to expected future changes in their underlying property markets.

As such, it is worth noting that following strong gains in early 2000, REIT share prices are down slightly since July 2000 (as measured by the NAREIT Composite Price Only Index). Notably, the price of larger REITs with significant exposure to markets which will be more severely impacted by the dot-com implosion, are down an average of 13% year-to-date (thru mid-April 2001). These price declines, amid an otherwise growing earnings picture, have allowed REIT valuations to remain at attractive levels as indicated by two measures of value.


Stock Prices to     REITs are currently trading at 87% of property value,
Property Values     below their historical average of 102% of property value.
                    They have historically traded anywhere from 79% to 130% of underlying property value.

Earnings            REITs are currently trading at just over nine times cash
Multiples           flow, below their historical average of 11 times cash flow.
                    They have historically traded anywhere from eight to 14 times cash flow.

We expect REITs to post earnings growth in 2001 of about 7%, and 6% to 8% in 2002, even after considering the slowing economy. This combination of reasonable valuations and consistent earnings growth leads us to the conclusion that REITs are well poised to continue to deliver their historical low teens total return with a large portion coming from the current dividend.

KENSINGTON STRATEGIC REALTY FUND

REAL ESTATE SECURITIES
INVESTMENT STRATEGY

While economic uncertainty may cause some stock price volatility in the short term, we like the REIT sector long term for several reasons:
     . Long-term fundamentals continue to make sense. Increasingly disciplined capital markets should continue to moderate construction activity, sustaining a healthy supply and demand balance.
     . REIT valuations look attractive and we expect consistent earnings growth over the next several years.
     . A fair amount of potential risk is already reflected in both property valuations and REIT prices at current levels.
     . In addition to consistent low teens returns with high yields, the REIT sector has had low correlations to the broader markets, providing good portfolio diversification.

We continue to maintain a selective approach to investing in the sector and plan to use any weakness as an opportunity to make additional investments in high quality companies.

/s/ Paul Gray

PAUL GRAY
Portfolio Manager

INVESTMENT OBJECTIVE
Kensington Strategic Realty Fund (the "Fund") seeks to provide current income relative to equity investment alternatives, plus long term growth of capital.

The Fund will be invested primarily in real estate securities. These companies will own interests in properties such as apartments, office buildings and shopping centers throughout the United States.


INVESTMENT STRATEGY
The Fund manager hopes to take advantage of the healthy fundamentals in the real estate market by selectively investing in and actively managing a portfolio of real estate securities.

Kensington Strategic Realty Fund's investment strategy is income-oriented and value driven. The Fund managers will utilize specialized investment strategies to invest in REITs that capitalize on the structural advantages of managing a smaller portfolio.

The mix of investment strategies within the Kensington Strategic Realty Fund's portfolio are summarized on the following page. The allocation to each strategy will be adjusted based on market conditions and will be subject to change at any time.

KENSINGTON STRATEGIC REALTY FUND

SMALL CAPITALIZATION

Lack of Wall Street research coverage can provide opportunities to purchase these securities below their break-up value or with exceptionally high yields. The Fund expects that such REITs will ultimately realize their value through growth, merger or liquidation of their assets.

LARGE CAPITALIZATION

The Fund will buy and hold high quality companies and focus the portfolio in those REITs which are in undervalued sectors by property type and/or location.

                                     [CHART]

SMALL CAP
LARGE CAP
SPECIAL SITUATIONS

The inefficient nature of the real estate securities markets creates numerous special situations. REIT prices tend to react to short term events. Mutual fund redemptions, quarterly earnings fluctuations, etc. can cause prices to decline below reasonable levels and allow the Fund to capitalize on short term oversold conditions. Mergers and acquisition activity, hedging abilities and acquiring assets cheaply via non-traded markets and/or private securities transactions can further enhance returns.

                   KENSINGTON STRATEGIC REALTY FUND STRUCTURE

                                     [CHART]

================================================================================

 . The Fund intends to close to investors at $150 million./1/
 . The Fund invests in 40 to 60 separate real estate securities.
 . Each security owns many properties.



POTENTIAL DIVERSIFICATION INVESTING
THROUGH A MUTUAL FUND

                                     [MAP]

This map does not represent the actual property types and/or locations held by securities in the Kensington Strategic Realty Fund. This map is used to provide an example of the property type and location diversification potentially available to a mutual fund that invests in REITs.


1 Please see the prospectus for the terms regarding the initial fund closing.

KENSINGTON STRATEGIC REALTY FUND

SCHEDULE OF PORTFOLIO INVESTMENTS
MARCH 31, 2001

                                                  SHARES        MARKET VALUE
Common Stocks (3.4%)
Real Estate (3.4%)
Wellsford Real Properties, Incorporated/1/       253,250        $ 4,140,638
                                                                -----------
Total Common Stocks (Cost $4,204,321)                             4,140,638
                                                                -----------
Preferred Stocks (24.4%)
Real Estate Investment Trust (24.4%)
Apartment Investment & Management
 Company, Series D, 8.75%                        163,158          3,589,476
Apartment Investment & Management
 Company, Class Q, 10.10%                        110,000          2,710,400
CarrAmerica Realty Corporation,
 Series C, 8.55%                                  40,000            936,000
Corporate Office Properties,
 Series B, 10.00%                                 71,300          1,693,375
Crown American Realty Trust,
 Series A, 11.00%                                172,600          7,663,440
Equity Inns, Incorporated,
 Series A, 9.50%                                  16,500            333,795
Equity Residential Properties Trust,
 Series A, 9.375%                                 41,200          1,032,060
Federal Realty Investment Trust,
 Series A, 7.95%                                  19,500            444,600
Felcor Lodging Trust, Series B, 9.00%             15,400            344,960
Glimcher Realty Trust, Series B, 9.25%            94,800          1,867,560
iStar Financial, Incorporated,
 Series B, 9.375%                                124,100          2,699,175
iStar Financial, Incorporated,
 Series C, 9.20%                                  90,000          1,957,500
Public Storage, Incorporated, Series A,
 Deposit Shares                                   92,800          2,301,440
Sovran Self Storage, Incorporated,
 Series B, 9.85%                                  23,600            585,280
Taubman Centers, Incorporated,
 Series A, 8.30%                                  62,100          1,243,863
Winston Hotels, Incorporated,
 Series A, 9.25%                                  22,900            446,092
                                                                -----------
Total Preferred Stocks (Cost $25,949,530)                        29,849,016
                                                                -----------

See notes to financial statements.

                                                  SHARES        MARKET VALUE
Real Estate Investment Trusts (81.3%)
Apartments (6.4%)
Archstone Communities Trust                       10,000       $    246,000
Equity Residential Properties Trust/2/            91,400          4,755,542
Gables Residential Trust                          99,700          2,892,297
                                                                -----------
                                                                  7,893,839
                                                                -----------
Diversified (18.5%)
Banyan Strategic Realty Trust                    986,550          5,241,046
Colonial Properties Trust                         24,400            655,140
Duke-Weeks Realty Corporation                     91,500          2,118,225
First Union Real Estate/2/                     1,317,450          3,385,847
Glenborough Realty Trust                         174,500          3,036,300
iStar Financial, Incorporated                    149,000          3,437,430
Keystone Property Trust                           71,700            921,345
Liberty Property Trust                           124,300          3,510,232
Sizeler Property Investors, Incorporated          43,600            384,552
                                                                -----------
                                                                 22,690,117
                                                                -----------
Health Care (1.0%)
Nationwide Health Properties,
 Incorporated                                     70,300          1,173,307
                                                                -----------

Hotel/Restaurant (9.1%)
Equity Inns, Incorporated                         47,500            371,925
Hospitality Properties Trust                     141,100          3,725,040
Meristar Hospitality Corporation                  20,000            400,000
RFS Hotel Investors, Incorporated                309,700          4,484,456
Winston Hotels, Incorporated                     253,400          2,138,696
                                                                -----------
                                                                 11,120,117
                                                                -----------
Mortgage (8.9%)
Annaly Mortgage Management,
 Incorporated                                    658,900          7,419,214
Anthracite Capital, Incorporated                 233,100          2,249,415
Redwood Trust, Incorporated                       50,000            985,000
                                                                -----------
                                                                 10,653,629
                                                                -----------
Office Property (22.7%)
Boston Properties, Incorporated                   37,700          1,449,565
Brandywine Realty Trust                          104,400          2,077,560
Corporate Office Properties                       88,000            836,880
Crescent Real Estate Equities Company             11,200            254,240
Equity Office Properties Trust                    94,400          2,643,200
Highwoods Properties, Incorporated                39,000            961,350
HRPT Properties Trust                            345,000          2,856,600
Koger Equity, Incorporated                       414,550          5,803,700
Mack-Cali Realty Corporation                     119,800          3,234,600
Parkway Properties, Incorporated                 102,200          2,933,140

                       See notes to financial statements.

KENSINGTON STRATEGIC REALTY FUND

Office Property (continued)                       SHARES        MARKET VALUE

Prentiss Properties Trust                        108,800       $  2,681,920
Spieker Properties, Incorporated                  39,200          2,150,120
                                                                -----------
                                                                 27,882,875
                                                                -----------
Regional Malls (1.1%)
Crown American Realty Trust                      202,800          1,368,900
                                                                -----------

Shopping Centers (8.7%)
Agree Realty Corporation                          95,600          1,653,880
Burnham Pacific Properties/2/                    490,000          2,347,100
Glimcher Realty Trust                            176,300          2,663,893
Malan Realty Investors, Incorporated             118,400          1,053,760
Philips International Realty Corporation         466,700          1,913,470
Ramco-Gershenson Properties Trust                 68,500          1,003,525
                                                                -----------
                                                                 10,635,628
                                                                -----------
Warehouse (4.9%)
American Industrial Properties                   249,500          3,161,165
First Industrial Realty Trust,Incorporated        88,000          2,784,320
                                                                -----------

                                                                  5,945,485
                                                                -----------
Total Real Estate Investment Trusts (Cost $93,788,485)           99,363,897
                                                                ===========
Total Investments (Cost $123,942,336)(a) - 109.1%               133,353,551

Liabilities in excess of other assets -  (9.1)%                 (10,960,069)
                                                                -----------

TOTAL NET ASSETS - 100.0%                                      $122,393,482
                                                                ===========

   Percentages indicated are based on net assets of $122,393,482.

/1/Represents non-income producing securities.
/2/Portion of security is held as collateral with broker and custodian for securities sold short.

   (a) At March 31, 2001, the aggregate cost of investment securities for income tax purposes was $124,810,036. Cost for federal tax purposes differs from value by net unrealized appreciation as follows:

   Unrealized appreciation ...................   $ 10,627,822
   Unrealized depreciation ...................     (2,084,307)
                                                 -----------
   Net unrealized appreciation ...............   $  8,543,515
                                                 ============

                       See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2001

ASSETS
Investments, at value (cost $123,942,336)                 $133,353,551
Deposits with broker and custodian bank for securities         497,786
 sold short
Collateral for securities loaned                             1,005,583
Interest and dividends receivable                            1,189,771
Receivables from investment securities sold                  5,986,054
Receivable for capital shares issued                           133,868
Prepaid expenses and other assets                               11,363
                                                           -----------
 Total Assets                                              142,177,976
                                                           -----------

LIABILITIES
Demand loan payable to bank                                 14,581,621
Payable for return of collateral received for                1,005,583
 securities on loan
Payables for investments purchased                           3,773,125
Payable for capital shares redeemed                             25,366
Accrued expenses and other payables
 Investment advisory fees                                      231,468
 Distribution fees                                              45,144
 Other                                                         122,187
                                                           -----------
 Total Liabilities                                          19,784,494
                                                           -----------

NET ASSETS                                                $122,393,482
                                                           ===========
Capital                                                   $112,638,332
Undistributed net investment income                            683,050
Net unrealized appreciation on investments                   9,411,215
Accumulated distribution in excess of net realized gains      (339,115)
                                                           -----------

 Net Assets                                               $122,393,482
                                                           ===========
 Outstanding units of beneficial interest (shares)
 Class A
  Net Assets                                              $ 90,628,175
  Shares outstanding                                         2,502,092
                                                           -----------
  Redemption price per share                              $      36.22
                                                           ===========
 Maximum Sales Charge - Class A                                   5.75%
 Maximum Offering Price
  [100%/(100%-Maximum Sales Charge) of net asset
                                                           -----------
  value adjusted to the nearest cent] per share           $      38.43
                                                           ===========
 Class B
  Net Assets                                              $ 10,867,029
  Shares outstanding                                           301,096
                                                           -----------
  Offering price per share/1/                             $      36.09
                                                           ===========
 Class C
  Net Assets                                              $ 20,898,278
  Shares outstanding                                           579,318
                                                           -----------
  Offering price per share/1/                             $      36.07
                                                           ===========

/1/Redemption price per share varies by length of time shares are held.

           See notes to financial statements.

KENSINGTON STRATEGIC REALTY FUND

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2001

INVESTMENT INCOME
Interest income                                                    $     11,484
Securities lending income                                                 4,905
Dividend income (net of foreign taxes of $394)                        8,848,465
                                                                     ----------
   Total Income                                                       8,864,854
                                                                     ----------

EXPENSES
Investment advisory fees                                              1,545,927
Administration fees                                                     159,563
Distribution fees
   Class A                                                              140,351
   Class B                                                               57,953
   Class C                                                              118,824
Custodian fees                                                           84,346
Transfer agent fees                                                      66,500
Trustees' fees                                                            4,475
Dividend expense                                                         32,283
Interest expense                                                      1,065,885
Other expenses                                                          122,013
                                                                     ----------

   Total expenses before expenses waived                              3,398,120
   Expenses waived                                                      (67,807)
                                                                     ----------
   Net expenses                                                       3,330,313
                                                                     ----------
   Net Investment Income                                              5,534,541
                                                                     ----------

REALIZED/UNREALIZED GAINS
FROM INVESTMENTS
Net realized gains from investments and securities sold short         2,360,147
Net change in unrealized appreciation from investments and
   securities sold short                                              9,165,340
                                                                     ----------
Net realized/unrealized gains from investments and
securities sold short                                                11,525,487
                                                                     ----------
Change in net assets resulting from operations                     $ 17,060,028
                                                                     ==========

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                    FOR THE           FOR THE
                                                   YEAR ENDED       PERIOD ENDED
                                                 MARCH 31, 2001   MARCH 31, 2000/1/
FROM INVESTMENT ACTIVITIES

OPERATIONS
Net investment income                            $   5,534,541      $    319,814
Net realized gains from investments and
   securities sold short                             2,360,147           135,524
Net change in unrealized appreciation from
   investments and securities sold short             9,165,340           245,875
                                                   -----------        ----------
Change in net assets resulting from operations      17,060,028           701,213
                                                   -----------        ----------

DISTRIBUTIONS TO
CLASS A SHAREHOLDERS
From net investment income                          (4,546,753)         (187,765)
From net realized gains from investments and
   securities sold short                            (1,390,696)           (3,922)

DISTRIBUTIONS TO
CLASS B SHAREHOLDERS
From net investment income                            (434,220)          (31,902)
From net realized gains from investments and
   securities sold short                              (155,633)           (1,517)

DISTRIBUTIONS TO
CLASS C SHAREHOLDERS
From net investment income                            (882,789)          (59,908)
From net realized gains from investments and
   securities sold short                              (309,333)           (1,653)
                                                   -----------        ----------
Change in net assets from distributions
   to shareholders                                  (7,719,424)         (286,667)
                                                   -----------        ----------

CAPITAL TRANSACTIONS
Proceeds from shares issued                        101,007,614        15,867,495
Shares issued in reinvestment of                     5,376,274           264,328
distributions
Payments for shares redeemed                        (9,965,539)           (1,840)
                                                   -----------        ----------
Change in net assets from capital transactions      96,418,349        16,129,983
                                                   -----------        ----------
Change in net assets                               105,758,953        16,544,529

NET ASSETS
Beginning of period                                 16,634,529            90,000
                                                   -----------        ----------
End of period                                    $ 122,393,482      $ 16,634,529
                                                   ===========        ==========


/1/Commencement of operations was September 15, 1999.

                       See notes to financial statements.

KENSINGTON STRATEGIC REALTY FUND

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED MARCH 31, 2001

CAHS FLOWS FROM OPERATING ACTIVITIES:
Net investment income                                             $   5,534,541
Adjustments to reconcile net investment income
to net cash used in operating activities:
   Purchases of investment securities                              (365,754,861)
   Proceeds from disposition of investment securities               259,060,716
   Decrease in deposits with broker and custodian bank
     for securities sold short                                           21,289
   (Increase) in collateral for securities loaned                      (810,936)
   (Increase) in interest and dividends receivable                     (963,732)
   Increase in payable for return of collateral received
     for securities on loan                                             810,936
   Increase in accrued expenses and other payables                      350,492
                                                                   ------------
   Net cash used in operating activities                           (101,751,555)
                                                                   ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares issued                                         101,931,746
Cost of shares redeemed                                              (9,940,173)
Cash distributions paid                                              (2,343,150)
                                                                   ------------
   Net cash provided by financing activities                         89,648,423
                                                                   ------------
Decrease in cash                                                    (12,103,132)

CASH:
Beginning balance                                                    (2,478,489)
                                                                   ------------
Ending balance                                                    $ (14,581,621)
                                                                   ============

Non-cash financing activities not included herein consist of reinvestment of dividends from net investment income and distribution of net realized capital gains of $5,376,274.

                       See notes to financial statements.

                       THIS PAGE INTENTIONALLY LEFT BLANK

KENSINGTON STRATEGIC REALTY FUND

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.


                                                         CLASS A

                                                 FOR THE           FOR THE
                                                YEAR ENDED       PERIOD ENDED
                                              MARCH 31, 2001   MARCH 31, 2000/1/
                                            ------------------------------------
NET ASSET VALUE -
BEGINNING OF PERIOD                               $  29.46          $  25.00
                                                  --------          --------

INVESTMENT ACTIVITIES
Net investment income                                 2.36              1.48
Net realized and unrealized
   gains from investments                             7.64              4.48
                                                  --------          --------

Total from Investment Activities                     10.00              5.96
                                                  --------          --------

DISTRIBUTIONS
Net investment income                                (2.52)            (1.39)
Net realized gains                                   (0.72)            (0.11)
                                                  --------          --------

Total Distributions                                  (3.24)            (1.50)
                                                  --------          --------
NET ASSET VALUE -
END OF PERIOD                                     $  36.22          $  29.46
                                                  ========          ========

Total Return (excludes sales charge)                 34.94%            24.36%(a)
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000's)                 $ 90,628          $ 11,967

Ratio of expenses to average net assets
     (excluding dividend and interest expense)        2.83%             2.25%(b)

Ratio of expenses to average net assets
     (including dividend and interest expense)        4.29%             2.41%(b)

Ratio of net investment income
   to average net assets                              7.72%            14.63%(b)

Portfolio Turnover                                  206.02%           240.19%


/1/ Commencement of operations was September 15, 1999.
    (a) Not-Annualized.
    (b) Annualized.

                       See notes to financial statements.

             CLASS B                                CLASS C

    FOR THE              FOR THE            FOR THE            FOR THE
   YEAR ENDED         PERIOD ENDED        YEAR ENDED         PERIOD ENDED
 MARCH 31, 2001     MARCH 31, 20001     MARCH 31, 2001     MARCH 31, 20001
------------------------------------   ------------------------------------

   $   29.42           $   25.00          $   29.40           $   25.00
   ---------           ---------          ---------           ---------


        2.17                1.34               2.17                1.36

        7.54                4.52               7.54                4.49
   ---------           ---------          ---------           ---------

        9.71                5.86               9.71                5.85
   ---------           ---------          ---------           ---------


       (2.32)              (1.33)             (2.32)              (1.34)
       (0.72)              (0.11)             (0.72)              (0.11)
   ---------           ---------          ---------           ---------

       (3.04)              (1.44)             (3.04)              (1.45)
   ---------           ---------          ---------           ---------


   $   36.09           $   29.42          $   36.07           $   29.40
   =========           =========          =========           =========

       33.94%              23.96% (a)         33.96%              23.91% (a)


   $  10,867           $   1,433          $  20,898           $   3,234


        3.63%               2.99% (b)          3.61%               3.00% (b)


        5.24%               3.15% (b)          5.19%               3.16% (b)


        6.74%              11.58% (b)          6.78%              12.52% (b)

      206.02%             240.19%            206.02%             240.19%

KENSINGTON STRATEGIC REALTY FUND

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2001

1. ORGANIZATION
The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. Between the date of organization and the date of commencement of operations (September 15, 1999) of the Kensington Strategic Realty Fund (the "Fund"), a series of the Group, the Fund earned no investment income and had no operations other than incurring organizational expenses. The Fund's investment objective is to seek high current income relative to equity investment alternatives, plus long term growth of capital. Kensington Investment Group, Inc. invested the original seed capital of $90,000 into the Fund.

The Fund is authorized to offer three classes of shares: Class A, Class B and Class C shares. Class A shares are sold with a maximum front-end load charge of 5.75%. Class B shares are sold without a front-end load but have a maximum deferred sales charge of 5.00%. Class C shares are sold without a front-end load, but have a deferred sales charge of 1.00% that is applied to redemptions within one year of purchase.

2. SIGNIFICANT ACCOUNTING PRINCIPLES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION

The Fund invests primarily in real estate securities, including securities issued by real estate investment trusts (REITs), master limited partnerships and other real estate companies. Investments in these issuers include common, convertible and preferred stock and debt securities, rights or warrants to purchase common stock, and limited partnership interests. These securities are valued at their market values determined on the basis of the latest available bid quotation in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded.


REPURCHASE AGREEMENTS

The Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. Repurchase agreements are considered to be loans under the 1940 Act.


SECURITY TRANSACTIONS AND RELATED INCOME

Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are

KENSINGTON STRATEGIC REALTY FUND
determined by comparing the identified cost of the security lot sold with the net sales proceeds.

SHORT SALE TRANSACTIONS
Short sales are transactions in which the Fund sells a security it does not own (but has borrowed), in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale, the Fund then is obligated to replace the security borrowed by purchasing it in the open market at a later date. The Fund will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. The Fund is also at risk of incurring dividend expense if a security that has been sold short declares a dividend. The Fund must pay the dividend to the lender of the security. All short sales must be collateralized in accordance with the applicable exchange or broker requirements. The Fund maintains the collateral in a segregated account with its custodian and broker, consisting of cash and equities sufficient to collateralize its obligation on the short positions.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, if any, are declared and paid quarterly and net realized capital gains, if any, are declared and distributed at least annually.

Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for organization costs and deferrals of certain losses.

As of April 30, 2000, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments, if any, made to paid-in-capital:

                                        Accumulated          Accumulated Net
                                      Undistributed Net    Realized Gain/(Loss)
                                      Investment Income      On Investments
                                      -----------------    --------------------

Kensington Strategic Realty Fund           $4,477               ($4,477)

As of March 31, 2001, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments, if any, made to paid-in-capital:





                                        Accumulated          Accumulated Net
                                      Undistributed Net    Realized Gain/(Loss)
                                      Investment Income      On Investments
                                      -----------------    --------------------

Kensington Strategic Realty Fund          $976,509             ($976,509)

FEDERAL INCOME TAXES

It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes. The Fund had a tax year-end at April 30 but has changed to March 31.

SECURITIES LENDING

To generate additional income, the Fund may lend up to 33.33% of securities in which it is invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. government securities or other liquid, high-grade debt securities or by a letter of credit in favor of the Fund at least equal at times to 100% of the market value of the securities loaned, plus accrued interest. The Fund continues to earn interest and dividends on securities lent while simultaneously seeking to earn interest on the investment of collateral.

KENSINGTON STRATEGIC REALTY FUND

When cash is received as collateral for securities loaned, the Fund may invest such cash in short-term U.S. Government securities, repurchase agreements, or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Fund, offset by a corresponding liability to repay the cash at the termination of the loan.

There may be risks, such as delay or an inability to regain the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the advisor to be of good standing and creditworthy under guidelines established by the Group's Board of Trustees and when, in the judgement of the advisor, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are therefore, are not considered to be illiquid investments. As of March 31, 2001, the Fund had three equity securities on loan with market values of $934,808.

The loaned securities were fully collateralized by $1,005,583 which was invested in repurchase agreements at March 31, 2001.

OTHER
Expenses that are directly related to the Fund are charged directly to the Fund. Expenses relating to the Group are prorated to all the investment portfolios of the Group, including the Fund, on the basis of each Fund's relative net assets.

3. PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities (excluding short-term securities) for the year ending March 31, 2001 were $287,503,763 and $183,450,841, respectively.

4. RELATED PARTY TRANSACTIONS

Investment advisory services are provided to the Fund by Kensington Investment Group, Inc. (the "Advisor"), who receives a management fee for their services. The management fee is a fulcrum-type performance fee that, after the first twelve months of Fund operations, increases or decreases from the base fee of 1.50% depending on the Fund's performance relative to that of the NAREIT Composite Index during the preceding twelve months. The Advisor will receive the base fee for the first twelve months of operations and, thereafter for periods when the Fund's performance for the past twelve months equals that of the Index. Though performance adjustments equal to 15% of the difference between the performance of the Fund and that of the Index during the previous twelve months, the fee can range from a minimum of 0.50% to a maximum of 2.50%. This fee arrangement may result in higher fees than those paid by other investment companies. The Advisor may receive the maximum fee even if the Fund's absolute performance is negative, and it may receive the minimum fee even when the Fund has significant positive performance.

The Advisor has contractually agreed, until October 31, 2002, to waive fees and/or reimburse the Fund to the extent necessary to maintain Total Fund Operating Expenses for Class A, B, and C shares at 2.25%, 3.00%, and 3.00%, respectively, provided that these limits do not apply to increases due to performance fee adjustments. On September 15, 2000, the management fee was increased from the base fee due to the fulcrum-type performance fee that went into effect. As a result, the expense limitations for Class A, B, and C were increased to 3.25%, 4.00%, and 4.00%, respectively, to account for the increase in performance fee adjustments. For the first 36 full months of the Fund's operations, the Fund will pay or repay fees that were waived

KENSINGTON STRATEGIC REALTY FUND
or reimbursed to the extent such payments or repayments would not cause the expenses of a Class to exceed the above limits. Kensington Investment Group has waived $67,807 in management fees to the Fund for the year ended March 31, 2001.

BISYS Fund Services Ohio, Inc. d/b/a BISYS Fund Services ("BISYS") is a subsidiary of The BISYS Group, Inc.

BISYS, with whom certain officers and trustees of the Group are affiliated, serves the Fund as administrator, fund accountant, and transfer agent under the Administration, Fund Accounting and Transfer Agency Agreements. Such officers and trustees are paid no fees directly by the Fund for serving as officers and trustees of the Group. Under the terms of the Agreements, BISYS's fees are computed daily as a percentage of the average net assets of the Fund in addition to a fee based on the number of shareholders in the Fund.

BISYS serves as the Fund's principal distributor (the "Distributor") and has entered into a Distribution and Shareholder Services Plan. This Plan is in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Fund will pay a monthly fee to the Distributor in annual rates equal to 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A, Class B, and Class C, respectively. The Distributor may voluntarily choose to waive all or a portion of its fee.

5. SHARES OF BENEFICIAL INTEREST
Each share represents an equal proportionate interest in the Fund with other shares of the same series and class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund. The following is a summary of transactions in Fund shares for the periods ending March 31, 2001 and March 31, 2000:

                                   FOR THE YEAR ENDED MARCH 31, 2001:

                               CLASS A                     CLASS B                     CLASS C
                         SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
-----------------------------------------------------------------------------------------------------
Beginning Shares        406,145   $11,654,927        48,719   $ 1,396,292       109,998   $ 3,168,764
Shares issued         2,257,893    77,385,468       240,347     8,317,994       445,190    15,304,152
Shares reinvested       111,735     3,835,623        14,193       486,222        30,795     1,054,429
Shares redeemed         273,681     9,654,907         2,163        74,514         6,665       236,118
                      ---------    ----------       -------    ----------       -------    ----------
Net increase          2,095,947    71,566,184       252,377     8,729,702       469,320    16,122,463
                      ---------    ----------       -------    ----------       -------    ----------
Ending Shares         2,502,092   $83,221,111       301,096   $10,125,994       579,318   $19,291,227
                      =========    ==========       =======    ==========       =======    ==========


                                   FOR THE PERIOD ENDED MARCH 31, 2000:

                               CLASS A                     CLASS B                     CLASS C
                         SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
-----------------------------------------------------------------------------------------------------
Beginning Shares          1,200   $    30,000         1,200   $    30,000         1,200   $    30,000
Shares issued           398,629    11,449,973        46,447     1,336,536       106,709     3,080,986
Shares reinvested         6,319       175,046         1,139        31,504         2,089        57,778
Shares redeemed               3            92            67         1,748            --            --
                      ---------    ----------       -------    ----------       -------    ----------
Net increase            404,945    11,624,927        47,519     1,366,292       108,798     3,138,764
                      ---------    ----------       -------    ----------       -------    ----------
Ending Shares           406,145   $11,654,927        48,719   $ 1,396,292       109,998   $ 3,168,764
                      =========    ==========       =======    ==========       =======    ==========

6. CONCENTRATION OF CREDIT RISK
The Fund invests a substantial portion of its assets in the equity securities of issuers engaged in the real estate industry, including REITs. As a result, the Fund may be more affected by economic developments in the real estate industry than would a diversified equity fund.

7. LEVERAGE
The Fund can buy securities with borrowed money including bank overdrafts (a form of leverage). Leverage exaggerates the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio securities. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.

8. FEDERAL INCOME TAX INFORMATION (UNAUDITED):
During the year ended March 31, 2001, the Fund declared long-term capital gain distributions of $484,978.

The Fund also declared Section 1250 gains of $243,328.

KENSINGTON STRATEGIC REALTY FUND

9. BANK LOANS
Kensington Strategic Realty Fund maintains a line of credit to a maximum amount of 33.33% of total net assets. Borrowings under this arrangement bear interest at seven-eighths of one percent above the Fed Funds rate. The average interest rate being charged for the year ended March 31, 2001, is 7.10%.

Interest expense for the year ended March 31, 2001 was $1,065,885 for the Kensington Strategic Realty Fund.

For the year ended March 31, 2001, the Kensington Strategic Realty Fund had an average outstanding demand loan payable to Custodial Trust Company of $14,718,319.

10. SUBSEQUENT EVENTS
On March 30, 2001, Kensington Investment Group brought up the Kensington Select Income Fund with three shares totaling $75 in value at March 31, 2001. It's objective is to seek high current income and potential for modest long term growth of capital.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KENSINGTON STRATEGIC REALTY FUND OF THE COVENTRY GROUP


We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Kensington Strategic Realty Fund (the
Fund) as of March 31, 2001, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kensington Strategic Realty Fund at March 31, 2001, the results of its operations and cash flows for the year then ended, the changes in its net assets and its financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                         ERNST & YOUNG  LLP

Columbus, Ohio
May 7, 2001

INVESTMENT ADVISOR

Kensington Investment Group
4 Orinda Way, Suite 220 D
Orinda, California 94563
(800)253-2949
(925)253-9878 Fax
info@kig.com

ADMINISTRATOR AND DISTRIBUTOR

BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219
(877)833-7114  Toll Free

LEGAL COUNSEL

Dechert Price & Rhoads
1775 Eye Street, NW
Washington, DC 20006

INDEPENDENT AUDITORS

Ernst & Young LLP
1100 Huntington Center
41 South High Street
Columbus, Ohio 43215

CUSTODIAN

Custodial Trust Company
101 Carnegie Center
Princeton, New Jersey 08540



This material does not constitute an offer to sell or a solicitation of an offer to buy any security. This material is authorized for distribution only when preceded or accompanied by a current prospectus for the Kensington Strategic Realty Fund. The prospectus contains complete information including charges, expenses and ongoing fees and should be read carefully before investing. Performance information is prior to fees and expenses. Past performance may not be indicative of future results. Investment returns and principal value will fluctuate so shares may be worth more or less than their original cost.

Investments in the Fund are subject to the risks related to direct investment in real estate such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.